UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2015

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1621 Fiske Place

Oxnard, California, 93033

(Address of Principal Executive Offices) (Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Clean Diesel Technologies, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed on June 3, 2015 (the “Original Filing”), solely to re-file and replace the Underwriting Agreement, dated June 2, 2015, between the Company and Cowen and Company, LLC, as representative of the several underwriters, filed as Exhibit 1.1 to the Original Filing to correct a typographical error . No other changes have been made to the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

1.1	Underwriting Agreement, dated June 2, 2015, between the Company and Cowen and Company, LLC, as representative of the several underwriters.

4.1*	Form of Warrant.

5.1*	Opinion of DLA Piper LLP (US).

23.1*	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1*	Press Release dated June 3, 2015.

* Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

June 5, 2015	By:	/s/ David E. Shea
		Name:	David E. Shea
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

1.1	Underwriting Agreement, dated June 2, 2015, between the Company and Cowen and Company, LLC, as representative of the several underwriters.

4.1*	Form of Warrant.

5.1*	Opinion of DLA Piper LLP (US).

23.1*	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1*	Press Release dated June 3, 2015.

* Previously filed.

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